EXHIBIT 99.1

EasyLink Services International Corporation
Announces Fiscal Third Quarter 2012 Financial Results

NORCROSS, GA, May 30, 2012 - (BUSINESS WIRE) - EasyLink Services International Corporation ("EasyLink" or "Company") (NasdaqCM: ESIC, www.easylink.com), a global provider of comprehensive messaging services and e-commerce solutions, reported fiscal third quarter 2012 revenue of $45.4 million, net income of $4.3 million and adjusted EBITDA of $10.5 million.

Financial Review

Revenue for the third quarter of fiscal 2012 was approximately $45.4 million compared to $47.8 million in the third quarter of fiscal 2011, down $2.4 million or 5%. Net income for the third quarter of fiscal 2012 was approximately $4.3 million, or $0.14 per basic share and $0.13 per diluted share, which is flat compared to the same results for third quarter of fiscal 2011.

Adjusted EBITDA, which includes non-cash compensation expense and acquisition and integration related charges, was approximately $10.5 million for the third quarter of fiscal 2012 compared to approximately $12.1 million in the third quarter of fiscal 2011. The acquisition and integration related charges in the third quarter of fiscal 2012 were related to the Company's previously announced planned merger with Open Text Corporation.

Nine month comparisons to prior year are less meaningful as the result of the timing of the purchase of the Xpedite entities at the end of the first quarter of fiscal 2011.

Non-GAAP Presentation
This press release contains non-GAAP financial measures that are not in accordance with, or an alternative for, measures prepared in accordance with generally accepted accounting principles and may be different from non-GAAP measures used by other companies. This press release should be read in conjunction with the Company's Form 8-K earnings release filed with the Securities and Exchange Commission for the third fiscal quarter ended April 30, 2012.
In addition, these non-GAAP measures: (i) are not based on any comprehensive set of accounting rules or principles; and (ii) have limitations in that they do not reflect all of the amounts associated with EasyLink's results of operations as determined in accordance with GAAP. As such, these measures should only be used to evaluate EasyLink's results of operations in conjunction with the corresponding GAAP measures.
EasyLink believes that the presentation of non-GAAP financial measures, when shown in conjunction with the corresponding GAAP measures, provides useful supplemental information to investors and management regarding financial and business trends relating to its financial condition and results of operations because they exclude certain non-cash charges or items that it does not believe are reflective of its ongoing operating results when assessing the performance of its business.
EasyLink believes that these non-GAAP financial measures also facilitate the comparison by management and investors of results between periods and among its peer companies. However, our peer companies may calculate similar non-GAAP financial measures differently than EasyLink, limiting their usefulness as comparative measures.

Forward-Looking and Cautionary Statements

Except for the historical information and discussion contained herein, statements contained in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those indicated by such forward-looking statements. These and other risk factors are set forth under the caption “Risk Factors” in the Company's Annual Report on Form 10-K, the Company's quarterly reports on Form 10-Q and the Company's other filings with the Securities and Exchange Commission. These filings are available on a website maintained by the Securities and Exchange Commission at www.sec.gov.

The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein as a result of new information, future events or otherwise.

About EasyLink Services International Corporation

EasyLink Services International Corporation (EasyLink) (NasdaqCM: ESIC), headquartered in Norcross, GA, offers a comprehensive portfolio of “any to any” cloud-based messaging and transaction services that can bridge the most challenging technology gaps while creating significant cost efficiencies across an organization. From Desktop Fax and Production Messaging to EDI, Managed File Transfer, Document Capture and Management, Notifications and Secure Messaging we help companies drive costs out of their operations. With over two decades of servicing customers around the globe, EasyLink has established a proven track record for providing effective, reliable and secure communications. For more information on EasyLink, visit www.easylink.com.

Contact:
EasyLink Services International Corporation
Glen Shipley
678-533-8004
gshipley@easylink.com

EASYLINK SERVICES INTERNATIONAL CORPORATION
Consolidated Statements of Income
for the three and nine months ended April 30, 2012 and 2011
(Unaudited)
(in thousands, except per share data)

	Three Months		Nine Months
	2012	2011	2012	2011

Service revenues, net	$45,405	$47,782	$136,924	$117,942
Cost of services	15,317	16,388	45,591	40,473
Gross profit	30,088	31,394	91,333	77,469

Operating expenses:
Product development and enhancement	3,261	3,338	9,298	8,833
Selling and marketing	6,726	6,750	19,639	16,483
General and administrative	12,583	12,841	39,461	32,829
Acquisition and integration related	1,033	—	1,480	2,415
Total Operating expenses	23,603	22,929	69,878	60,560

Operating income	6,485	8,465	21,455	16,909

Other income (expense):
Interest (expense)	(1,262)	(1,651)	(4,250)	(4,063)
Other non-operating income (expense)	(643)	163	(1,060)	498
Total Other income (expense)	(1,905)	(1,488)	(5,310)	(3,565)

Income before income taxes	4,580	6,977	16,145	13,344
Provision for income taxes	251	2,637	5,645	5,098
Net Income	4,329	4,340	10,500	8,246

Dividends on preferred stock	—	—	—	(2,012)
Net income attributable to common stockholders	$4,329	$4,340	$10,500	$6,234

Basic net income per common share	$0.14	$0.14	$0.33	$0.21

Diluted net income per common share	$0.13	$0.13	$0.32	$0.20

Weighted average number of common shares outstanding – basic	32,040	30,184	31,882	29,625

Weighted average number of common shares outstanding – diluted	33,360	32,296	33,190	31,353

EASYLINK SERVICES INTERNATIONAL CORPORATION
Consolidated Balance Sheets
(Unaudited)
(in thousands)

	April 30, 2012	July 31, 2011
ASSETS
Current assets:
Cash and cash equivalents	$22,535	$30,178
Accounts receivable, net	28,087	29,752
Other current assets	5,437	7,665
Total current assets	56,059	67,595

Property and equipment, net	9,432	10,127
Goodwill and other intangible assets, net	134,867	142,109
Other long term assets	23,094	23,228
Total assets	$223,452	$243,059

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$21,559	$24,577
Notes payable	15,978	28,088
Other current liabilities	1,889	3,360
Total current liabilities	39,426	56,026

Notes payable, net of current portion	63,654	80,174
Deferred income taxes, net	7,279	6,940
Other liabilities	741	814
Total liabilities	111,100	143,954

Stockholders' Equity:
Preferred stock	—	—
Common Stock	331	324
Additional paid-in capital	140,876	137,467
Treasury Stock	(2,122)	(2,122)
Accumulated other comprehensive loss	(3,458)	(2,789)
Accumulated deficit	(23,275)	(33,775)
Total stockholders' equity	112,352	99,105
Total liabilities and stockholders' equity	$223,452	$243,059

EASYLINK SERVICES INTERNATIONAL CORPORATION
Reconciliation of GAAP Net Income to Adjusted EBITDA
for the three and nine months ended April 30, 2012 and 2011
(Unaudited)
(in thousands)

	Three Months		Nine Months
	2012	2011	2012	2011
Net Income	$4,329	$4,340	$10,500	$8,246
Adjustments:
Interest expense	1,262	1,651	4,250	4,063
Provision for income taxes	251	2,637	5,645	5,098
Depreciation and amortization	3,182	3,032	9,634	9,955
Stock compensation	445	487	2,093	927
Acquisition and integration related	1,033	—	1,480	2,415

Adjusted EBITDA	$10,502	$12,147	$33,602	$30,704